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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 5, 2002


                            THE J. JILL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                                             04-2973769
(State or Other Jurisdiction of                              (I.R.S. Employer
 Incorporation or Organization)                             Identification No.)

     4 BATTERYMARCH PARK, QUINCY, MA                               02169
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (617) 376-4300


                           --------------------------


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ITEM 5.     OTHER EVENTS

         On December 5, 2002, The J. Jill Group, Inc. issued a Press Release announcing its current expectations for its financial results for its fiscal quarter ending December 28, 2002. A copy of the Press Release is set forth in
Exhibit 99.1 and is incorporated by reference herein.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)  Exhibits

                 99.1  December 5, 2002 Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE J. JILL GROUP, INC.


Date: December 10, 2002               By: /s/ Olga L. Conley
                                          -------------------------------------
                                          Olga L. Conley
                                          President - Corporate Services,
                                          Chief Financial Officer and Treasurer
                                          (PRINCIPAL FINANCIAL OFFICER)


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